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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  October 23, 2000



                            ViroPharma Incorporated
                            -----------------------
                (Exact name of issuer as specified in charter)



   DELAWARE                          0-021699                             23-2789550
(State or Other                    (Commission                          (I.R.S. Employer
  Jurisdiction                        file                               Identification
of Incorporation or                   number)                                 Number)
  Organization)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on October 24, 2000, ViroPharma Incorporated ("ViroPharma") announced that it has sold to American Home Products Corporation (NYSE: AHP) an additional 104,934 shares of ViroPharma's common stock for
       ---
$3,000,000 as a result of further progress made under the companies' hepatitis C virus collaboration.

     This report, including the press release attached hereto, contains forward-looking statements that involve a number of risks and uncertainties, including those relating to ViroPharma's continuing efforts to develop product candidates for the treatment of hepatitis C. There can be no assurance that ViroPharma's hepatitis C discovery and preclinical development efforts will be successful, that clinical trials with product candidates emerging from such efforts can be initiated on a timely basis, or at all, or that any such trials can be successfully concluded. Investigational pharmaceutical products, such as ViroPharma's product candidates for hepatitis C, require significant time and effort for research and development, laboratory testing and clinical testing prior to regulatory approval and commercialization. As a result, all of the activities described in this report, including the press release attached hereto, are subject to risks and uncertainties. Neither the FDA nor any other regulatory authority has approved any of ViroPharma's product candidates for commercialization. There can be no assurance that FDA or other regulatory authority approval for any product candidate under development by ViroPharma will be granted on a timely basis or at all. Even if approved, there can be no
assurance that such drug candidates will achieve market acceptance.   These
factors, and other factors that could cause future results to differ materially from the expectations expressed in this report, including the press release attached hereto, include, but are not limited to, those described in ViroPharma's most recent Registration Statement on Form S-3 filed with the Securities and Exchange Commission. The forward-looking statements contained in this report, including the press release attached hereto, may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements.



Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

              99         ViroPharma Press Release dated October 24, 2000
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ViroPharma Incorporated


Date: October 24, 2000            By: /s/ Michel de Rosen
                                      -------------------
                                      Michel de Rosen
                                      President and Chief Executive Officer
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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Press Release dated October 24, 2000